EXHIBIT 10(9)





             Recording Requested By                Washoe County, Nevada
             and when Recorded
             Return to:

             White & Case
             1155 Avenue of the Americas
             New York, New York  10036
             Attention:  Jeffrey J. Temple, Esq.


              FIRST AMENDMENT TO DEED OF TRUST, LEASEHOLD DEED OF TRUST,
                 ASSIGNMENT, ASSIGNMENT OF LEASES AND RENTS, SECURITY
                          AGREEMENT AND FINANCING STATEMENT
              ----------------------------------------------------------



                       FIRST AMENDMENT TO DEED OF TRUST,  LEASEHOLD DEED
             OF TRUST, ASSIGNMENT, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Amendment"), dated as of June 30, 1995, among EMBASSY SUITES, INC. (which will be renamed "Harrah's Operating Company, Inc.") (the "Company"), HARRAH'S LAUGHLIN, INC. ("Laughlin"), HARRAH'S RENO HOLDING COMPANY, INC. ("Reno", and together with the Company and Laughlin, the "Grantors" and each a "Grantor"), HARRAH'S ("Harrah's"), HARRAH'S CLUB ("Harrah's Club") and HARRAH'S LAS VEGAS, INC. ("Harrah's Las Vegas", and together with Harrah's and Harrah's Club, the "Collateral Grantors" and each a "Collateral Grantor") and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collateral Agent (the "Beneficiary"). Except as otherwise defined herein, capitalized terms used herein and defined in the Deed of Trust referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, The Promus Companies Incorporated (which
             will be renamed "Harrah's Entertainment, Inc.") ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as

             Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS,  Parent,  the Company,  each  Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Grantors and the Collateral Grantors executed and delivered to the Trustee and the Beneficiary a Deed of Trust, Leasehold Deed of Trust, Assignment, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of July 22, 1993 and recorded July 26, 1993 as Document No. 695035 in the Official Records of Washoe County, Nevada (as amended, modified or supplemented from time to time, the "Deed of Trust");

                       WHEREAS,  the parties  hereto  wish to  amend the
             Deed of Trust to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari passu
                                                              ---- -----
             basis with the 5-Year Banks, the 5-Year Administrative Agent and the Secured Interest Rate Protection Creditors with respect to the Collateral and to renew and extend the liens granted therein;

                       WHEREAS,  it  is  a condition  precedent  to  the
             extensions of credit under the Credit Agreements that the Grantors and Collateral Grantors shall have executed and delivered this Amendment to the Beneficiary; and

                       WHEREAS,  the parties  hereto wish  to amend  the
             Deed of Trust as herein provided.

                       NOW, THEREFORE, it is agreed:

                       1. The first recital of the Deed of Trust is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS,  The   Promus  Companies   Incorporated
                  (which will be renamed "Harrah's Entertainment, Inc.") ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or
                  replaced  from  time  to  time,  the   "5-Year  Credit
                  Agreement");

                       WHEREAS,  Parent,  the Company,  each  Subsidiary
                  Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".

                       2.   Each   reference  to   the  word   "Embassy"
             contained in the Deed of Trust shall be deemed deleted and the words "the Company" shall be inserted in lieu thereof.

                       3. The fifth recital (before giving effect to this Amendment) of the Deed of Trust is hereby amended by deleting (i) the words "Credit Agreement" appearing therein and inserting the words "respective Credit Agreements" in lieu thereof, (ii) the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (iii) the amount "$650,000,000" appearing therein and inserting the amount "$750,000,000" in lieu thereof.

                       4. The seventh recital (before giving effect to this Amendment) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       5. The eighth recital (before giving effect to this Amendment) of the Deed of Trust is hereby amended by
             (i) deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (ii) deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       6. The first paragraph of the granting clauses of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       7. Section 1.01(a) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing in the second sentence of the introductory paragraph thereof and inserting the words "the 5-year Credit Agreement or the 364-Day Credit Agreement, as the case may be" in lieu thereof.

                       8. The definition of "Administrative Agent" appearing in Section 1.01(a) of the Deed of Trust is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Administrative  Agents" shall  have the  meaning
                  provided in the second recital of this Deed of Trust.

                       9.   The  definition  of   "Banks"  appearing  in
             Section 1.01(a) of the Deed of Trust is hereby amended by deleting the word "First" appearing therein and inserting the word "Second" in lieu thereof.

                       10. The definition of "Credit Agreement" appearing in Section 1.01(a) of the Deed of Trust is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Credit  Agreements"   shall  have   the  meaning
                  provided in the second recital of this Deed of Trust.

                       11. The definition of "Interest Rate" appearing in Section 1.01(a) of the Deed of Trust is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Interest  Rate" is defined in Section 1.08(c) of
                  the 5-Year Credit Agreement.

                       12. Section 1.01(a) of the Deed of Trust is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                       "5-Year  Administrative  Agent"  shall  have  the
                  meaning provided in the first recital of this Deed of Trust.

                       "5-Year Banks" shall have the meaning provided in
                  the first recital of this Deed of Trust.

                       "5-Year Credit Agreement" shall  have the meaning
                  provided in the first recital of this Deed of Trust.

                       "364-Day  Administrative  Agent" shall  have  the
                  meaning provided in the second recital of this Deed of Trust.

                       "364-Day Banks"  shall have the  meaning provided
                  in the second recital of this Deed of Trust.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the second recital of this Deed of Trust.

                       13. Section 1.01(b) of the Deed of Trust is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof.

                       14. Section 2.07(a) of the Deed of Trust is hereby amended by deleting the words "Administrative Agent has" and inserting the words "Administrative Agents have" in lieu thereof.

                       15. Section 2.13(a) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit and Section 9 of the 364 Day Credit Agreement" in lieu thereof.

                       16. Section 2.14(a) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" and inserting the words "Credit Agreements" in lieu thereof.

                       17. Section 3.06 of the Deed of Trust is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the word "Beneficiary" in lieu thereof.

                       18. Section 4.01(a) of the Deed of Trust is hereby amended by (i) inserting the words ", Competitive Bid Loans" immediately following the words "Revolving Loans" appearing therein and (ii) deleting the words "Credit Agreement" each place such words appear therein and inserting the words "respective Credit Agreements" in lieu thereof in each such place.

                       19. Section 4.01(b) of the Deed of Trust is hereby amended by deleting the amount "$650,000,000" appearing therein and inserting the amount "$750,000,000" in lieu thereof.

                       20. Section 4.03 of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 12.01 of the 364-Day Credit Agreement" in lieu thereof.

                       21. Section 5.01(a) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 9 of the 364-Day Credit Agreement" in lieu thereof.

                       22. Section 5.01(b) of the Deed of Trust is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" each place such word so appears therein and inserting the word "each" in lieu thereof in each such place.

                       23. Section 7.01(b) of the Deed of Trust is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       24. Each Grantor and each Collateral Grantor hereby reaffirms to the Secured Parties each of their representations, warranties, covenants and agreements set forth in the Deed of Trust with the same force and affect as if each were separately stated herein and made as of the date hereof.

                       25. Each Grantor and each Collateral Grantor hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Deed of Trust, as modified by this Amendment, and each and every other document and/or instrument which evidences and/or secures payment of the Secured Obligations represent the valid, enforceable and collectible obligations of the Grantors and Collateral Grantors and further acknowledges there are no existing claims, defenses, personal or otherwise, or rights of set-off whatsoever with respect to any of the aforementioned instruments and/or documents known to the Grantors and Collateral Grantors and further acknowledges and represents that, to the Grantors' and Collateral Grantors' knowledge no event has occurred and no condition exists which would constitute a default under the Deed of Trust or this Amendment either with or without notice or lapse of time or both.

                       26. Each Grantor and each Collateral Grantor hereby waives, discharges and releases forever any and all existing claims and defenses, personal or otherwise, and rights of set-off known to each of them that it may have against the Beneficiary or any other Secured Party or which might affect the enforceability by the Beneficiary or any other Secured Party of their various rights and remedies under the Deed of Trust or any of the other
             Credit Documents.

                       27. Except as specifically modified herein, all of the terms and provisions of the Deed of Trust and all other documents executed by the parties hereto or binding upon the parties hereto in connection with the Deed of Trust are ratified and reaffirmed by the parties hereto, and are incorporated herein by reference, the Grantors and Collateral Grantors specifically acknowledging the validity and enforceability thereof.

                       28. The Grantors agree to pay all costs in connection herewith, including, but without limitation, recordation and filing fees, taxes, reasonable attorneys' fees and expenses charges for title examination and title insurance premiums. The Grantors further agree to have the Beneficiary's existing title insurance policy updated at its sole cost and expense, the endorsement thereto being subject to the Beneficiary's approval to the extent provided in the 5-Year Credit Agreement and the 364-Day Credit Agreement.

                       29. The liens, security interests, assignments and other rights evidenced by the Deed of Trust are hereby renewed, extended and modified to secure the Secured Obligations.

                       30. This Amendment is limited as specified and other than the specific amendments contained herein shall not constitute an amendment, modification or waiver of, or otherwise affect, in any way, any other provisions of the Deed of Trust. As modified hereby, the Deed of Trust is ratified and confirmed in all respects.

                       31. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Grantors, the Collateral Grantors and the Beneficiary.

                       32. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) each Grantor, each Collateral Grantor and the Beneficiary shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Beneficiary, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       33. From and after the First Amendment Effective Date, all references in the Deed of Trust and each of the

             Credit Documents to the Deed of Trust shall be deemed to be references to the Deed of Trust as amended hereby.

                       IN WITNESS  WHEREOF, each  of the  parties hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          Grantors:
                                          --------


                                          EMBASSY SUITES, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Assistant Secretary


                                          HARRAH'S LAUGHLIN, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory


                                          HARRAH'S RENO HOLDING
                                            COMPANY, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory


                                          Collateral Grantors:
                                          -------------------

                                          HARRAH'S


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory

                                          HARRAH'S CLUB


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory



                                          HARRAH'S LAS VEGAS, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory



                                          Beneficiary:
                                          -----------

                                          BANKERS TRUST COMPANY


                                          By /s/ Mary Kay Coyle
                                            -------------------------
                                            Name: Mary Kay Coyle
                                            Title: Vice President

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Assistant Secretary of EMBASSY SUITES, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: 6/2/96

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S LAUGHLIN, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: 6/2/96

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S RENO HOLDING COMPANY, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: 6/2/96

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S, and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: 6/2/96

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S CLUB, and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: 6/2/96

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S LAS VEGAS, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: 6/2/96

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 28th day of June, 1995, before me, the
             undersigned officer, personally appeared Mary Kay Coyle (residing at 411 E. 53rd St. NY, NY), personally known and acknowledged himself to me to be a Vice President of BANKERS TRUST COMPANY, and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ REGINA A. CRESPO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires:

                                           Apply Stamp/Seal:

                                           REGINA A. CRESPO
                                           Notary Public, State of New York
                                           No. 01CR5033610
                                           Qualified in Queens County
                                           Commission Expires: Sept. 26, 1996

             Recording Requested By                 Clark County, Nevada
             and when Recorded
             Return to:

             White & Case
             1155 Avenue of the Americas
             New York, New York  10036
             Attention:  Jeffrey J. Temple, Esq.


              FIRST AMENDMENT TO DEED OF TRUST, LEASEHOLD DEED OF TRUST,
                 ASSIGNMENT, ASSIGNMENT OF LEASES AND RENTS, SECURITY
                          AGREEMENT AND FINANCING STATEMENT
              ----------------------------------------------------------



                       FIRST AMENDMENT TO DEED OF  TRUST, LEASEHOLD DEED
             OF TRUST, ASSIGNMENT, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Amendment"), dated as of June 30, 1995, among EMBASSY SUITES, INC. (which will be renamed "Harrah's Operating Company, Inc.") (the "Company"), HARRAH'S LAUGHLIN, INC. ("Laughlin"), HARRAH'S RENO HOLDING COMPANY, INC. ("Reno", and together with the Company and Laughlin, the "Grantors" and each a "Grantor"), HARRAH'S ("Harrah's"), HARRAH'S CLUB ("Harrah's Club") and HARRAH'S LAS VEGAS, INC. ("Harrah's Las Vegas", and together with Harrah's and Harrah's Club, the "Collateral Grantors" and each a "Collateral Grantor") and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collateral Agent (the "Beneficiary"). Except as otherwise defined herein, capitalized terms used herein and defined in the Deed of Trust referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, The Promus Companies Incorporated (which
             will be renamed "Harrah's Entertainment, Inc.") ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as

             Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent,  the  Company,  each  Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The
             Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Grantors and the Collateral Grantors executed and delivered to the Trustee and the Beneficiary a Deed of Trust, Leasehold Deed of Trust, Assignment, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of July 22, 1993 and recorded July 26, 1993 in Book 930726 in the Official Records of Clark County, Nevada (as amended, modified or supplemented from time to time, the "Deed of Trust");

                       WHEREAS,  the parties  hereto wish  to amend  the
             Deed of Trust to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari passu
                                                             ----  -----
             basis with the 5-Year Banks, the 5-Year Administrative Agent and the Secured Interest Rate Protection Creditors with respect to the Collateral and to renew and extend the liens granted therein;

                       WHEREAS, it  is  a  condition  precedent  to  the
             extensions of credit under the Credit Agreements that the Grantors and Collateral Grantors shall have executed and delivered this Amendment to the Beneficiary; and

                       WHEREAS,  the parties  hereto  wish to  amend the
             Deed of Trust as herein provided.

                       NOW, THEREFORE, it is agreed:

                       1. The first recital of the Deed of Trust is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS,  The   Promus  Companies   Incorporated
                  (which will be renamed "Harrah's Entertainment, Inc.") ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent,  the  Company,  each  Subsidiary
                  Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency,
                  First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".

                       2.   Each   reference  to   the   word  "Embassy"
             contained in the Deed of Trust shall be deemed deleted and the words "the Company" shall be inserted in lieu thereof.

                       3. The fifth recital (before giving effect to this Amendment) of the Deed of Trust is hereby amended by deleting (i) the words "Credit Agreement" appearing therein and inserting the words "respective Credit Agreements" in lieu thereof, (ii) the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (iii) the amount "$650,000,000" appearing therein and inserting the amount "$750,000,000" in lieu thereof.

                       4. The seventh recital (before giving effect to this Amendment) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       5. The eighth recital (before giving effect to this Amendment) of the Deed of Trust is hereby amended by
             (i) deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (ii) deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       6. The first paragraph of the granting clauses of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       7. Section 1.01(a) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing in the second sentence of the introductory paragraph thereof and inserting the words "the 5-year Credit Agreement or the 364-Day Credit Agreement, as the case may be" in lieu thereof.

                       8. The definition of "Administrative Agent" appearing in Section 1.01(a) of the Deed of Trust is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Administrative  Agents" shall  have  the meaning
                  provided in the second recital of this Deed of Trust.

                       9.   The   definition  of  "Banks"  appearing  in
             Section 1.01(a) of the Deed of Trust is hereby amended by deleting the word "First" appearing therein and inserting the word "Second" in lieu thereof.

                       10. The definition of "Credit Agreement" appearing in Section 1.01(a) of the Deed of Trust is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Credit  Agreements"   shall  have  the   meaning
                  provided in the second recital of this Deed of Trust.

                       11. The definition of "Interest Rate" appearing in Section 1.01(a) of the Deed of Trust is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Interest Rate" is defined  in Section 1.08(c) of
                  the 5-Year Credit Agreement.

                       12. Section 1.01(a) of the Deed of Trust is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                       "5-Year  Administrative  Agent"  shall  have  the
                  meaning provided in the first recital of this Deed of Trust.

                       "5-Year Banks" shall have the meaning provided in
                  the first recital of this Deed of Trust.

                       "5-Year Credit Agreement"  shall have the meaning
                  provided in the first recital of this Deed of Trust.

                       "364-Day Administrative  Agent"  shall  have  the
                  meaning provided in the second recital of this Deed of Trust.

                       "364-Day Banks"  shall have the  meaning provided
                  in the second recital of this Deed of Trust.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the second recital of this Deed of Trust.

                       13. Section 1.01(b) of the Deed of Trust is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof.

                       14. Section 2.07(a) of the Deed of Trust is hereby amended by deleting the words "Administrative Agent has" and inserting the words "Administrative Agents have" in lieu thereof.

                       15. Section 2.13(a) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit and Section 9 of the 364 Day Credit Agreement" in lieu thereof.

                       16. Section 2.14(a) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" and inserting the words "Credit Agreements" in lieu thereof.

                       17. Section 3.06 of the Deed of Trust is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the word "Beneficiary" in lieu thereof.

                       18. Section 4.01(a) of the Deed of Trust is hereby amended by (i) inserting the words ", Competitive Bid Loans" immediately following the words "Revolving Loans" appearing therein and (ii) deleting the words "Credit Agreement" each place such words appear therein and inserting the words "respective Credit Agreements" in lieu thereof in each such place.

                       19. Section 4.01(b) of the Deed of Trust is hereby amended by deleting the amount "$650,000,000" appearing therein and inserting the amount "$750,000,000" in lieu thereof.

                       20. Section 4.03 of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 12.01 of the 364-Day Credit Agreement" in lieu thereof.

                       21. Section 5.01(a) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 9 of the 364-Day Credit Agreement" in lieu thereof.

                       22. Section 5.01(b) of the Deed of Trust is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" each place such word so appears therein and inserting the word "each" in lieu thereof in each such place.

                       23. Section 7.01(b) of the Deed of Trust is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       24. Each Grantor and each Collateral Grantor hereby reaffirms to the Secured Parties each of their representations, warranties, covenants and agreements set forth in the Deed of Trust with the same force and affect as if each were separately stated herein and made as of the date hereof.

                       25. Each Grantor and each Collateral Grantor hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Deed of Trust, as modified by this Amendment, and each and every other document and/or instrument which evidences and/or secures payment of the Secured Obligations represent the valid, enforceable and collectible obligations of the Grantors and Collateral Grantors and further acknowledges there are no existing claims, defenses, personal or otherwise, or rights of set-off whatsoever with respect to any of the aforementioned instruments and/or documents known to the Grantors and Collateral Grantors and further acknowledges and represents that, to the Grantors' and Collateral Grantors' knowledge no event has occurred and no condition exists which would constitute a default under the Deed of Trust or this Amendment either with or without notice or lapse of time or both.

                       26. Each Grantor and each Collateral Grantor hereby waives, discharges and releases forever any and all existing claims and defenses, personal or otherwise, and rights of set-off known to each of them that it may have against the Beneficiary or any other Secured Party or which might affect the enforceability by the Beneficiary or any other Secured Party of their various rights and remedies under the Deed of Trust or any of the other
             Credit Documents.

                       27. Except as specifically modified herein, all of the terms and provisions of the Deed of Trust and all other documents executed by the parties hereto or binding upon the parties hereto in connection with the Deed of Trust are ratified and reaffirmed by the parties hereto, and are incorporated herein by reference, the Grantors and Collateral Grantors specifically acknowledging the validity and enforceability thereof.

                       28. The Grantors agree to pay all costs in connection herewith, including, but without limitation, recordation and filing fees, taxes, reasonable attorneys' fees and expenses charges for title examination and title insurance premiums. The Grantors further agree to have the Beneficiary's existing title insurance policy updated at its sole cost and expense, the endorsement thereto being subject to the Beneficiary's approval to the extent provided in the 5-Year Credit Agreement and the 364-Day Credit Agreement.

                       29. The liens, security interests, assignments and other rights evidenced by the Deed of Trust are hereby renewed, extended and modified to secure the Secured Obligations.

                       30. This Amendment is limited as specified and other than the specific amendments contained herein shall not constitute an amendment, modification or waiver of, or otherwise affect, in any way, any other provisions of the Deed of Trust. As modified hereby, the Deed of Trust is ratified and confirmed in all respects.

                       31. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Grantors, the Collateral Grantors and the Beneficiary.

                       32. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) each Grantor, each Collateral Grantor and the Beneficiary shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Beneficiary, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       33. From and after the First Amendment Effective Date, all references in the Deed of Trust and each of the

             Credit Documents to the Deed of Trust shall be deemed to be references to the Deed of Trust as amended hereby.

                       IN WITNESS  WHEREOF, each  of the  parties hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          Grantors:
                                          --------


                                          EMBASSY SUITES, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Assistant Secretary


                                          HARRAH'S LAUGHLIN, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory


                                          HARRAH'S RENO HOLDING
                                            COMPANY, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory


                                          Collateral Grantors:
                                          -------------------

                                          HARRAH'S


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory

                                          HARRAH'S CLUB


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory



                                          HARRAH'S LAS VEGAS, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory



                                          Beneficiary:
                                          -----------

                                          BANKERS TRUST COMPANY


                                          By /s/ Mary Kay Coyle
                                            -------------------------
                                            Name: Mary Kay Coyle
                                            Title: Vice President

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Assistant Secretary of EMBASSY SUITES, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: June 2, 1996

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S LAUGHLIN, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: June 2, 1996

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S RENO HOLDING COMPANY, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: June 2, 1996

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S, and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: June 2, 1996

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S CLUB, and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: June 2, 1996

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S LAS VEGAS, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: June 2, 1996

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 28th day of June, 1995, before me, the
             undersigned officer, personally appeared Mary Kay Coyle (residing at 411 E. 53rd St., NY, NY), personally known and acknowledged himself to me to be a Vice President of BANKERS TRUST COMPANY, and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ REGINA A. CRESPO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires:

                                           Apply Stamp/Seal:

                                           REGINA A. CRESPO
                                           Notary Public, State of New York
                                           No. 01CR5033610
                                           Qualified in Queens County
                                           Commission Expires: Sept. 26, 1996

Recording Requested By                                    Douglas County, Nevada
and when Recorded
Return to:

White & Case
1155 Avenue of the Americas
New York, New York  10036
Attention:  Jeffrey J. Temple, Esq.


     FIRST AMENDMENT TO DEED OF TRUST, LEASEHOLD DEED OF TRUST, ASSIGNMENT,
                    ASSIGNMENT OF LEASES AND RENTS, SECURITY
                       AGREEMENT AND FINANCING STATEMENT
           ----------------------------------------------------------



          FIRST AMENDMENT TO DEED OF TRUST, LEASEHOLD DEED OF TRUST, ASSIGNMENT, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Amendment"), dated as of June 30, 1995, among EMBASSY SUITES, INC. (which will be renamed "Harrah's Operating Company, Inc.") (the "Company"), HARRAH'S LAUGHLIN, INC. ("Laughlin"), HARRAH'S RENO HOLDING COMPANY, INC. ("Reno", and together with the Company and Laughlin, the "Grantors" and each a "Grantor"), HARRAH'S ("Harrah's"), HARRAH'S CLUB ("Harrah's Club") and HARRAH'S LAS VEGAS, INC. ("Harrah's Las Vegas", and together with Harrah's and Harrah's Club, the "Collateral Grantors" and each a "Collateral Grantor") and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collateral Agent (the "Beneficiary"). Except as otherwise defined herein, capitalized terms used herein and defined in the Deed of Trust referred to below shall be used herein as so defined.


                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, The Promus Companies Incorporated (which will be renamed "Harrah's Entertainment, Inc.") ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as

Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

          WHEREAS, Parent, the Company, each Subsidiary Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

          WHEREAS, in connection with the initial execution of the 5-Year Credit Agreement, the Grantors and the Collateral Grantors executed and delivered to the Trustee and the Beneficiary a Deed of Trust, Leasehold Deed of Trust, Assignment, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of July 22, 1993 and recorded on July 26, 1993 as Document No. 313309 in the Official Records of Douglas County, Nevada (as amended, modified or supplemented from time to time, the "Deed of Trust");

          WHEREAS, the parties hereto wish to amend the Deed of Trust to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari passu basis with the 5-Year Banks, the 5-Year Administrative Agent and the
---- -----
Secured Interest Rate Protection Creditors with respect to the Collateral and to renew and extend the liens granted therein;

          WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreements that the Grantors and Collateral Grantors shall have executed and delivered this Amendment to the Beneficiary; and

          WHEREAS, the parties hereto wish to amend the Deed of Trust as herein provided.

          NOW, THEREFORE, it is agreed:

          1. The first recital of the Deed of Trust is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

          "WHEREAS, The Promus Companies Incorporated (which will be renamed "Harrah's Entertainment, Inc.") ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

          WHEREAS, Parent, the Company, each Subsidiary Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9,

     1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".

          2. Each reference to the word "Embassy" contained in the Deed of Trust shall be deemed deleted and the words "the Company" shall be inserted in lieu thereof.

          3. The fifth recital (before giving effect to this Amendment) of the Deed of Trust is hereby amended by deleting (i) the words "Credit Agreement" appearing therein and inserting the words "respective Credit Agreements" in lieu thereof, (ii) the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (iii) the amount "$650,000,000" appearing therein and inserting the amount "$750,000,000" in lieu thereof.

          4. The seventh recital (before giving effect to this Amendment) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

          5. The eighth recital (before giving effect to this Amendment) of the Deed of Trust is hereby amended by (i) deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (ii) deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

          6. The first paragraph of the granting clauses of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

          7. Section 1.01(a) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing in the second sentence of the introductory paragraph thereof and inserting the words "the 5-year Credit Agreement or the 364-Day Credit Agreement, as the case may be" in lieu thereof.

          8. The definition of "Administrative Agent" appearing in Section 1.01(a) of the Deed of Trust is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

          "Administrative Agents" shall have the meaning provided in the second recital of this Deed of Trust.

          9. The definition of "Banks" appearing in Section 1.01(a) of the Deed of Trust is hereby amended by deleting the word "First" appearing therein and inserting the word "Second" in lieu thereof.

          10. The definition of "Credit Agreement" appearing in Section 1.01(a) of the Deed of Trust is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

          "Credit Agreements" shall have the meaning provided in the second recital of this Deed of Trust.

          11. The definition of "Interest Rate" appearing in Section 1.01(a) of the Deed of Trust is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

          "Interest Rate" is defined in Section 1.08(c) of the 5-Year Credit Agreement.

          12. Section 1.01(a) of the Deed of Trust is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

          "5-Year Administrative Agent" shall have the meaning provided in the first recital of this Deed of Trust.

          "5-Year Banks" shall have the meaning provided in the first recital of this Deed of Trust.

          "5-Year Credit Agreement" shall have the meaning provided in the first recital of this Deed of Trust.

          "364-Day Administrative Agent" shall have the meaning provided in the second recital of this Deed of Trust.

          "364-Day Banks" shall have the meaning provided in the second recital of this Deed of Trust.

          "364-Day Credit Agreement" shall have the meaning provided in the second recital of this Deed of Trust.

          13. Section 1.01(b) of the Deed of Trust is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof.

          14. Section 2.07(a) of the Deed of Trust is hereby amended by deleting the words "Administrative Agent has" and inserting the words "Administrative Agents have" in lieu thereof.

          15. Section 2.13(a) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit and Section 9 of the 364 Day Credit Agreement" in lieu thereof.

          16. Section 2.14(a) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" and inserting the words "Credit Agreements" in lieu thereof.

          17. Section 3.06 of the Deed of Trust is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the word "Beneficiary" in lieu thereof.

          18. Section 4.01(a) of the Deed of Trust is hereby amended by (i) inserting the words ", Competitive Bid Loans" immediately following the words "Revolving Loans" appearing therein and (ii) deleting the words "Credit Agreement" each place such words appear therein and inserting the words "respective Credit Agreements" in lieu thereof in each such place.

          19. Section 4.01(b) of the Deed of Trust is hereby amended by deleting the amount "$650,000,000" appearing therein and inserting the amount "$750,000,000" in lieu thereof.

          20. Section 4.03 of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 12.01 of the 364-Day Credit Agreement" in lieu thereof.

          21. Section 5.01(a) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 9 of the 364-Day Credit Agreement" in lieu thereof.

          22. Section 5.01(b) of the Deed of Trust is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" each place such word so appears therein and inserting the word "each" in lieu thereof in each such place.

          23. Section 7.01(b) of the Deed of Trust is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

          24. Each Grantor and each Collateral Grantor hereby reaffirms to the Secured Parties each of their representations, warranties, covenants and agreements set forth in the Deed of Trust with the same force and affect as if each were separately stated herein and made as of the date hereof.

          25. Each Grantor and each Collateral Grantor hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Deed of Trust, as modified by this Amendment, and each and every other document and/or instrument which evidences and/or secures payment of the Secured Obligations represent the valid, enforceable and collectible obligations of the Grantors and Collateral Grantors and further acknowledges there are no existing claims, defenses, personal or otherwise, or rights of set-off whatsoever with respect to any of the aforementioned instruments and/or documents known to the Grantors and Collateral Grantors and further acknowledges and represents that, to the Grantors' and Collateral Grantors' knowledge no event has occurred and no condition exists which would constitute a default under the Deed of Trust or this Amendment either with or without notice or lapse of time or both.

          26. Each Grantor and each Collateral Grantor hereby waives, discharges and releases forever any and all existing claims and defenses, personal or otherwise, and rights of set-off known to each of them that it may have against the Beneficiary or any other Secured Party or which might affect the enforceability by the Beneficiary or any other Secured Party of their various rights and remedies under the Deed of Trust or any of the other
Credit Documents.

          27. Except as specifically modified herein, all of the terms and provisions of the Deed of Trust and all other documents executed by the parties hereto or binding upon the parties hereto in connection with the Deed of Trust are ratified and reaffirmed by the parties hereto, and are incorporated herein by reference, the Grantors and Collateral Grantors specifically acknowledging the validity and enforceability thereof.

          28. The Grantors agree to pay all costs in connection herewith, including, but without limitation, recordation and filing fees, taxes, reasonable attorneys' fees and expenses charges for title examination and title insurance premiums. The Grantors further agree to have the Beneficiary's existing title insurance policy updated at its sole cost and expense, the endorsement thereto being subject to the Beneficiary's approval to the extent provided in the 5-Year Credit Agreement and the 364-Day Credit Agreement.

          29. The liens, security interests, assignments and other rights evidenced by the Deed of Trust are hereby renewed, extended and modified to secure the Secured Obligations.

          30. This Amendment is limited as specified and other than the specific amendments contained herein shall not constitute an amendment, modification or waiver of, or otherwise affect, in any way, any other provisions of the Deed of Trust. As modified hereby, the Deed of Trust is ratified and confirmed in all respects.

          31. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Grantors, the Collateral Grantors and the Beneficiary.

          32. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) each Grantor, each Collateral Grantor and the Beneficiary shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Beneficiary, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

          33. From and after the First Amendment Effective Date, all references in the Deed of Trust and each of the Credit Documents to the Deed of Trust shall be deemed to be references to the Deed of Trust as amended hereby.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          Grantors:
                                          --------


                                          EMBASSY SUITES, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Assistant Secretary


                                          HARRAH'S LAUGHLIN, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory


                                          HARRAH'S RENO HOLDING
                                            COMPANY, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory


                                          Collateral Grantors:
                                          -------------------

                                          HARRAH'S


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory

                                          HARRAH'S CLUB


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory



                                          HARRAH'S LAS VEGAS, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                            Name: Rebecca W. Ballou
                                            Title: Authorized Signatory



                                          Beneficiary:
                                          -----------

                                          BANKERS TRUST COMPANY


                                          By /s/ Mary Kay Coyle
                                            -------------------------
                                            Name: Mary Kay Coyle
                                            Title: Vice President

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Assistant Secretary of EMBASSY SUITES, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: June 2, 1996

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S LAUGHLIN, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: June 2, 1996

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S RENO HOLDING COMPANY, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: June 2, 1996

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S, and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: June 2, 1996

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S CLUB, and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: June 2, 1996

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 29th day of June, 1995, before me, the
             undersigned officer, personally appeared Rebecca W. Ballou (residing at 6288 Massey Oaks Cove, Memphis, TN), personally known and acknowledged himself to me to be an Authorized Signatory of HARRAH'S LAS VEGAS, INC., and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ SUSAN SHAPIRO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires: June 2, 1996

                                           Apply Stamp/Seal:

                                           SUSAN SHAPIRO
                                           Notary Public, State of New York
                                           No. 41-4861089
                                           Qualified in Queens County
                                           Commission Expires: June 2, 1996

                                   ACKNOWLEDGEMENT
                                   ---------------



             STATE OF NEW YORK   )
                                 ) ss.:
             COUNTY OF NEW YORK  )


                       On this 28th day of June, 1995, before me, the
             undersigned officer, personally appeared Mary Kay Coyle (residing at 411 E. 53rd St., NY, NY), personally known and acknowledged himself to me to be a Vice President of BANKERS TRUST COMPANY, and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said corporation.

                       IN WITNESS WHEREOF, I hereunto set my hand and
             official seal.


                                           /s/ REGINA A. CRESPO
                                           --------------------------
                                           Notary Public

                                           My Commission Expires:

                                           Apply Stamp/Seal:

                                           REGINA A. CRESPO
                                           Notary Public, State of New York
                                           No. 01CR5033610
                                           Qualified in Queens County
                                           Commission Expires: Sept. 26, 1996